Exhibit 10.37

EXECUTION VERSION

CREDIT AGREEMENT JOINDER

THIS CREDIT AGREEMENT JOINDER (this “Agreement”), dated as of November 25, 2015, is made by and among Kremers Urban Pharmaceuticals Inc., an Indiana corporation (the “New Subsidiary Credit Party”), Lannett Company, Inc. a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereof, Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”), under that certain Credit and Guaranty Agreement, dated as of November 25, 2015 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), among the Borrower, the guarantors party thereto from time to time, the Administrative Agent and the lenders party thereto from time to time.  Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

The New Subsidiary Credit Party hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:

1.                                            The New Subsidiary Credit Party hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary Credit Party will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement and the other Credit Documents, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement and the other Credit Documents.  The New Subsidiary Credit Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Documents, including without limitation (a) all of the representations and warranties of the Credit Parties set forth in Section 4 of the Credit Agreement, and (b) all of the affirmative and negative covenants set forth in Sections 5 and 6 of the Credit Agreement.  Without limiting the generality of the foregoing terms of this Section 1, the New Subsidiary Credit Party hereby unconditionally guarantees, jointly with the other Guarantors and severally, to the Collateral Agent for the benefit of the Secured Parties as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations and agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from such Guarantor, and that such Guarantor will remain bound upon its guarantee hereunder notwithstanding any extension or renewal of any Obligation.  The New Subsidiary Credit Party represents and warrants that the representations and warranties made by it as a Guarantor under the Credit Agreement are true and correct in all material respects on and as of the date hereof, except (A) to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (B) that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects.  Each reference to a Guarantor or a Credit Party in the Credit Agreement and in any other Credit Document shall be deemed to include the New Subsidiary Credit Party.

2.                                            The New Subsidiary Credit Party acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto.  The information on the schedules to the Credit Agreement is hereby supplemented to include the information with respect to the New Subsidiary Credit Party shown on the attached Schedule A (New Subsidiary Credit Party Information).

3.                                            The Borrower and the Guarantors confirm that all of their obligations under the Credit Agreement are, and upon the New Subsidiary Credit Party becoming a Guarantor, shall continue to be, in full force and effect.  The parties hereto confirm and agree that immediately upon the New Subsidiary Credit Party becoming a Guarantor, the term “Obligations,” as used in the Credit Agreement, shall include all obligations of the New Subsidiary Credit Party under the Credit Agreement and under each other Credit Document.

4.                                            The New Subsidiary Credit Party hereby agrees that upon becoming a Guarantor it will assume all Obligations of a Guarantor as set forth in the Credit Agreement.

5.                                            Each of the Borrower and the other Guarantors agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Agreement.

6.                                            This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

7.                                            This Agreement (a) may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract and (b) may, upon execution, be delivered by facsimile or other electronic submission (e.g., “PDF” or “TIFF”), which shall be deemed for all purposes to be as effective as delivery of a manually signed original.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the Borrower, the Guarantors and the New Subsidiary Credit Party have caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

LANNETT COMPANY, INC., as the Borrower

By:
/s/ Arthur P. Bedrosian
Name: Arthur P. Bedrosian
Title: Chief Executive Officer

KREMERS URBAN PHARMACEUTICALS INC.,
as a Guarantor

By:
/s/ Marsha Keefe
Name: Marsha Keefe
Title: Assistant Secretary

LANNETT HOLDINGS, INC.,
as a Guarantor

By:
/s/ Arthur P. Bedrosian
Name: Arthur P. Bedrosian
Title: Vice President

CODY LABORATORIES, INC.,
as a Guarantor

By:
/s/ Marsha Keefe
Name: Marsha Keefe
Title: Secretary

SILARX PHARMACEUTICALS, INC.,
as a Guarantor

By:
/s/ Kevin Balthaser
Name: Kevin Balthaser
Title: Treasurer

ACKNOWLEDGED AND ACCEPTED:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ Nehal Abdel Hakim
Name: Nehal Abdel Hakim
Title: Authorized Signatory

Schedule A

New Subsidiary Credit Party Information

Schedule 1.1(a)

Guarantors

Kremers Urban Pharmaceuticals Inc.

Schedule 1.1(b)

Immaterial Subsidiaries

None.

Schedule 1.1(c)

Unrestricted Subsidiaries

None.

Schedule 4.4

Filings, Governmental Approvals and Third Party Consents

Consents, Approvals or Authorizations:

Hart-Scott-Rodino Antitrust Improvements Act of 1976

Registrations, Declarations or Filings:

Any filings required under the Federal Food, Drug and Cosmetic Act or the Controlled Substances Act or the regulations promulgated under such Acts, any other similar Law of the European Union or any other foreign jurisdiction, or any U.S. federal or state law with respect to the manufacturing or distribution of drugs (including controlled substances), that require notice be provided to the applicable domestic or foreign authority of the change in ownership of the Transferred Subsidiary, and other similar regulatory submissions, including but not limited to:  any filings required under laws of the state of Indiana to provide Indiana authorities notice of the change in ownership of the Transferred Subsidiary and any filings required under the Controlled Substances Act or the United States Drug Enforcement Administration’s regulations to provide notice of the change in ownership of the Transferred Subsidiary.

Schedule 4.8

Equity Interests

Name	Jurisdiction of Incorporation, Formation or Organization	Owner	Percentage of Each Class of Equity Interests
Kremers Urban Pharmaceuticals Inc.	Indiana	Lannett Company, Inc.	100%

Schedule 4.9

Actions, Suits and Proceedings

•                  UCB Manufacturing Inc. v. Tris Pharma, Inc., No. A5095-10 (N.J. Super. Ct. Aug. 27, 2013)

•                  Civil Investigative Demand, dated June 13, 2014, by the Office of the Attorney General of the State of Texas

•                  Notice of Claim, dated May 5, 2014, by Lloyd Roberts and RoseMarie Carter, relating to Venlafaxine Extended Release Tablets

•                  Complaint, AstraZeneca AB v. Kremers Urban Pharmaceuticals Inc., No. 3:13-CV-07299-JAP-TJB (D.N.J. Dec. 5, 2013)

•                  N.Y. Attorney General Subpoena: On June 22, 2015, UCB received a subpoena from the Office of the New York State Attorney General (Medicaid Fraud Control Unit) requesting data on UCB’s Medicaid reimbursements covering the period spanning Q2 2002 to Q3 2005. The subpoena references National Drug Codes for certain products that are presently manufactured, or were manufactured and subsequently discontinued, by the Transferred Subsidiary.

•                  Civil Investigative Demand, dated June 13, 2014, by the Office of the Attorney General of the State of Texas

•                  Enforcement Action Letter, dated August 13, 2015, from Lynne J. Sullivan, Chief, Air Compliance and Enforcement, Office of Air Quality, Indiana Department of Environmental Management, to Michael Dornhecker, Kremers Urban Pharmaceuticals Inc.

Schedule 4.16

Environmental Matters

•                  The acquisition and installation of two Glatt Fluid Bed Dryers without a preconstruction permit.  See Self-Disclosure and Environmental Audit of Title V Operating Permit No. 071-32171-00023, dated March 28, 2014, to the Indiana Department of Environmental Management Office of Air Quality (Compliance and Enforcement Branch) (hereinafter “March 2014 Self-Disclosure”) (Permit Issued by Letter from Matt Stuckey, Branch Chief, Permits Branch, Office of Air Quality, Indiana Department of Environmental Management, to Samuel Slater, Kremers Urban Pharmaceuticals Inc., dated April 21, 2015, in respect of Permit Number 071-05608-00023); Enforcement Action Letter, dated August 13, 2015, from Lynne J. Sullivan, Chief, Air Compliance and Enforcement, Office of Air Quality, Indiana Department of Environmental Management, to Michael Dornhecker, Kremers Urban Pharmaceuticals Inc. (hereinafter “ 2015 Enforcement Action Letter”).

•                  The acquisition, installation, and operation of a Vector Tablet Coater without submission of notification or administrative amendment applications to the Indiana Department of Environmental Management (“IDEM”).  See March 2014 Self-Disclosure.

•                  Failure to identify equipment or operations for inclusion in its air permit, including DC-25 dust collector, DC-6 dust collector, and the following insignificant activities: eleven evaporative cooling towers, laboratory activities, a maintenance welding operation, maintenance machining operations, and a maintenance glove box abrasive blaster.  See March 2014 Self-Disclosure.

•                  Lack of a 2010 annual emission statement.  See March 2014 Self-Disclosure.

•                  Failure to submit semi-annual compliance reports to IDEM from July 1, 2012 through December 31, 2013.  See 2015 Enforcement Action Letter.

•                  Failure to take reasonable response steps when record logs indicated pressure drop readings outside of the permitted parameters across the baghouse on four days in 2013.  See 2015 Enforcement Action Letter.

•                  Failure to report deviations on the 1st, 2nd, 3rd and 4th Quarterly Deviation and Compliance Monitoring Reports for 2013.  See 2015 Enforcement Action Letter.

•                  Failure to record daily visible emission notations of the table and capsule manufacturing department baghouses stack exhaust for 10 days during 2013.  See 2015 Enforcement Action Letter.

•                  Failure to record daily pressure drop readings for 10 days in 2013.  See 2015 Enforcement Action Letter.

•                  The 2015 enforcement action being taken by IDEM for various alleged air-related regulatory violations described in the 2015 Enforcement Action Letter.

•                  The submission of annual reports and related materials, and the updating of the Extremely Hazardous Substance emergency plan and related materials, pursuant to the Emergency Planning and Community Right-to-Know Act.  See “Environmental

Compliance Audit Report, Excluding Air Compliance” performed by Wilcox Environmental Engineering, Inc., dated as of May 12, 2015, at page 4 (hereinafter “2015 Wilcox Environmental Compliance Audit”).

•                  Wastewater permitting issues relating to the new pH neutralization building.  See 2015 Wilcox Environmental Compliance Audit, at page 5.

•                  Compliance with the 90-day hazardous waste accumulation requirements.  See 2015 Wilcox Environmental Compliance Audit, at page 6.

•                  Submission of discharge monitoring reports by a certified operator in connection with industrial wastewater pretreatment operations.  See 2015 Wilcox Environmental Compliance Audit, at page 7.

•                  Compliance with satellite storage area regulatory requirements, and labeling of satellite hazardous waste collection containers.  See 2015 Wilcox Environmental Compliance Audit, at page 8, 16.

•                  Compliance with hazardous waste container inspection requirements.  See 2015 Wilcox Environmental Compliance Audit, at page 9.

•                  Compliance with hazardous waste manifest requirements.  See 2015 Wilcox Environmental Compliance Audit, at page 10.

•                  Submission of wastewater DMR reports.  See 2015 Wilcox Environmental Compliance Audit, at page 11.

•                  Exceedances of water quality levels (e.g., pH, BOD) and related reporting obligations.  See 2015 Wilcox Environmental Compliance Audit, at page 12.

•                  Training of employees that sign hazardous waste manifests or offer hazardous materials for transport.  See 2015 Wilcox Environmental Compliance Audit, at page 13.

•                  Compliance with outfall observations and annual training requirements of the storm water general permit and the reporting of same.  See 2015 Wilcox Environmental Compliance Audit, at page 14.

•                  Screening of chemicals of interest and registration or notification under the Homeland Security CFATS program.  See 2015 Wilcox Environmental Compliance Audit, at page 15.

•                  Boxes of universal waste fluorescent bulb containers in flammable storage room.  See 2015 Wilcox Environmental Compliance Audit, at page 15.

•                  Open HPLC waste cans.  See 2015 Wilcox Environmental Compliance Audit, at page 16.

•                  Aisle space between containers of hazardous waste.  See 2015 Wilcox Environmental Compliance Audit, at page 16.

•                  Failure to label satellite hazardous waste collection containers as “hazardous waste.” See 2015 Wilcox Environmental Compliance Audit, at page 16.

•                  Documentation relating to weekly hazardous waste inspection records.  See 2015 Wilcox Environmental Compliance Audit, at page 16.

•                  Lack of proof of delivery of annual and biannual hazardous waste reports.  See 2015 Wilcox Environmental Compliance Audit, at page 16.

•                  Updating of SWPPP, Hazardous Waste contingency Plan, Slug Control Plan, and Emergency response procedure.  See 2015 Wilcox Environmental Compliance Audit, at page 17.

•                  Monitoring dates for sewer discharges.  See 2015 Wilcox Environmental Compliance Audit, at page 17.

•                  Discharge permit does not reference pharmaceutical pre-treatment standard. See 2015 Wilcox Environmental Compliance Audit, at page 17.

•                  Applicability of SPCC requirements to the facility.  See 2015 Wilcox Environmental Compliance Audit, at page 17.

•                  Documentation that the facility is not subject to Toxic Release Inventory reporting requirements.  See 2015 Wilcox Environmental Compliance Audit, at page 17.

•                  Late submission of storm water annual report.  See 2015 Wilcox Environmental Compliance Audit, at page 18.

•                  Lack of documentation regarding fill material activities as described in Alt & Witzig Consulting Services and prepared for Seymour Airport, care of Bose McKinney & Evans, LLP, dated as of March 25, 2015, at pages ii, 8 (hereinafter “2015 Draft Alt & Witzig Phase I”).

•                  RCRA violations from 1999 to 2013, including pre-transport and cleanup of used oil from generators.  See 2015 Draft Alt & Witzig Phase I, at page 14.

•                  1997 spill which included 30 gallons of water based cough syrup.  See 2015 Draft Alt & Witzig Phase I, at page 14.

•                  Nearby sites identified as having potential environmental compliance issues in the “Phase I Environmental Site Assessment” performed by Wilcox Environmental Engineering, Inc. and prepared for Michael R. Dornhecker, Kremers Urban Pharmaceuticals Inc., dated as of June 30, 2015, at pages 10-13 (hereinafter “2015 Wilcox Phase I Report”).

•                  The stormwater sampling results described in “NPDES Storm Water Permit Program—Rule 6 Storm Water Annual Sampling Report—2015” performed by Cardno ATC and prepared for Sophia Wright, Environmental Health and Safety Manager, Kremers Urban Pharmaceuticals Inc., dated as of April 3, 2015.

•                  December 2014 Indiana OSHA Inspection No. 317455038 notice of violation relating to use of personal protective equipment and eyewash unit, and the January 2015 settlement agreement relating to the same.

Schedule 4.18

Insurance

Insurer	Policy Type	Policy Period	Policy Limits/Sublimits	Policy Deductibles/Self- Insured Retentions
ACE American Insurance Company	Workers Compensation and Employers Liability	1 July 2015 to 30 June 2016	Workers Compensation: Statutory Employers Liability 5M USD	250,000 USD
ACE American Insurance Company	Business Auto	1 July 2015 to 30 June 2016	5M USD (3rd party liability only)	250,000 USD
Zurich American Insurance Company	Fiduciary	1 July 2015 to 30 June 2016	10M USD	25,000 USD
Columbia Casualty (CNA)	Life Sciences Liability Product Liability for Methylphenidate and Atorvastatin and Clinical Trials	1 July 2015 to 30 June 2016	5M USD SIR of $1M/claim; $3M/aggregate	N/A
Illinois Union Insurance Company (ACE)	Product Liability for Methylphenidate and Atorvastatin and Clinical Trials	1 July 2015 to 30 June 2016	10M Excess of 5M (CNA)	N/A

Insurer	Policy Type	Policy Period	Policy Limits/Sublimits	Policy Deductibles/Self- Insured Retentions
HDI Gerling (Leader)	Global Marine and Expat Move with Claim Service	1 April 2015 — 31 March 2016	40% of policy limits: 10M Euro — any one shipment	N/A
Baloise	Global Marine and Expat Move with Claim Service	1 April 2015 — 31 March 2016	30% of policy limits: 10M Euro — any one shipment	N/A
Allianz	Global Marine and Expat Move with Claim Service	1 April 2015 — 31 March 2016	20% of policy limits: 10M Euro — any one shipment	N/A
Ergo	Global Marine and Expat Move with Claim Service	1 April 2015 — 31 March 2016	10% of policy limits: 10M Euro — any one shipment	N/A
Allianz (Leader)	Global Property & Construction All Risk	31 December 2014— 31 December 2015	37.5% of policy limits: 500M Euro All locations except; 750M Euro Bulle, Switzerland	N/A
HDI-Gerling	Global Property & Construction All Risk	31 December 2014— 31 December 2015	20% of policy limits: 500M Euro All locations except; 750M Euro Bulle, Switzerland	N/A
Swiss Re	Global Property & Construction All Risk	31 December 2014— 31 December	15% of policy limits: 500M Euro All locations except; 750M Euro Bulle,	N/A

Insurer	Policy Type	Policy Period	Policy Limits/Sublimits	Policy Deductibles/Self- Insured Retentions
		2015	Switzerland
XL	Global Property & Construction All Risk	31 December 2014— 31 December 2015	2.5% of policy limits: 500M Euro All locations except; 750M Euro Bulle, Switzerland	N/A
Amlin	Global Property & Construction All Risk	31 December 2014— 31 December 2015	5% of policy limits: 500M Euro All locations except; 750M Euro Bulle, Switzerland	N/A
Zurich	Global Property & Construction All Risk	31 December 2014— 31 December 2015	20% of policy limits: 500M Euro All locations except; 750M Euro Bulle, Switzerland	N/A
ACE DUBLIN	Global Liability	1 July 2015 — 30 Jun 2016	40M Euro 40M XS 570M XS SIR	SIR of 70M Euro
Markel	Global Liability	1 July 2015 — 30 Jun 2016	37.5% of policy limits: 15M Euro 40M XS 530M XS SIR	SIR of 70M Euro
ERGO	Global Liability	1 July 2015 — 30 Jun 2016	37.5% of policy limits: 15M Euro 40M XS 530M XS	SIR of 70M Euro

Insurer	Policy Type	Policy Period	Policy Limits/Sublimits	Policy Deductibles/Self- Insured Retentions
SIR
Zurich fronted (CFC 8.5M…)	Global Liability	1 July 2015 — 30 Jun 2016	25% of policy limits: 10M Euro 40M XS 530M XS SIR	SIR of 70M Euro
HDI	Global Liability	1 July 2015 — 30 Jun 2016	15% of policy limits: 15M Euro 100M XS 430M XS SIR	SIR of 70M Euro
HDI fronted (Mitsui)	Global Liability	1 July 2015 — 30 Jun 2016	15% of policy limits: 15M Euro 100M XS 430M XS SIR	SIR of 70M Euro
AMLIN	Global Liability	1 July 2015 — 30 Jun 2016	22.5% of policy limits: 22.50M Euro 100M XS 430M XS SIR	SIR of 70M Euro
Catlin Germany	Global Liability	1 July 2015 — 30 Jun 2016	10% of policy limits: 10M Euro 100M XS 430M XS SIR	SIR of 70M Euro
Great Lakes/Munich Re	Global Liability	1 July 2015 — 30 Jun 2016	25% of policy limits: 25M Euro 100M XS 430M XS SIR	SIR of 70M Euro

Insurer	Policy Type	Policy Period	Policy Limits/Sublimits	Policy Deductibles/Self- Insured Retentions
Newline	Global Liability	1 July 2015 — 30 Jun 2016	12.50% of policy limits: 25M Euro 100M XS 430M XS SIR	SIR of 70M Euro
HDI	Global Liability	1 July 2015 — 30 Jun 2016	30% of policy limits: 60M Euro 200M XS 230M XS SIR	SIR of 70M Euro
ALLIANZ	Global Liability	1 July 2015 — 30 Jun 2016	25% of policy limits: 50M Euro 200M XS 230M XS SIR	SIR of 70M Euro
Zurich (fronted CFC)	Global Liability	1 July 2015 — 30 Jun 2016	4.5% of policy limits: 9M Euro 200M XS 230M XS SIR	SIR of 70M Euro
ARCH	Global Liability	1 July 2015 — 30 Jun 2016	1.25% of policy limits: 2.50M Euro 200M XS 230M XS SIR	SIR of 70M Euro
Catlin Germany	Global Liability	1 July 2015 — 30 Jun 2016	7.5% of policy limits: 15M Euro 200M XS 230M XS SIR	SIR of 70M Euro
CNA	Global Liability	1 July 2015 — 30 Jun 2016	3% of policy limits: 6M Euro 200M XS 230M	SIR of 70M Euro

Insurer	Policy Type	Policy Period	Policy Limits/Sublimits	Policy Deductibles/Self- Insured Retentions
XS SIR
Newline	Global Liability	1 July 2015 — 30 Jun 2016	3.75% of policy limits: 7.50M Euro 200M XS 230M XS SIR	SIR of 70M Euro
Navigators	Global Liability	1 July 2015 — 30 Jun 2016	5% of policy limits: 10M Euro 200M XS 230M XS SIR	SIR of 70M Euro
ALLIANZ fronted Sompo	Global Liability	1 July 2015 — 30 Jun 2016	5% of policy limits: 10M Euro 200M XS 230M XS SIR	SIR of 70M Euro
HDI fronted (Mitsui)	Global Liability	1 July 2015 — 30 Jun 2016	15% of policy limits: 30M Euro 200M XS 230M XS SIR	SIR of 70M Euro
HDI	Global Liability	1 July 2015 — 30 Jun 2016	50% of policy limits: 75M Euro 150M XS 80M XS SIR	SIR of 70M Euro
Allianz	Global Liability	1 July 2015 — 30 Jun 2016	50% of policy limits: 75M Euro 150M XS 80M XS SIR	SIR of 70M Euro

Insurer	Policy Type	Policy Period	Policy Limits/Sublimits	Policy Deductibles/Self- Insured Retentions
Allianz Global Risks US Insurance Company	Global Liability	1 July 2015 — 30 Jun 2016	31.25% of policy limits: 25M Euro 80M XS SIR	SIR of 70M Euro
ACE London	Global Liability	1 July 2015 — 30 Jun 2016	12.5% of policy limits: 10M Euro 80M XS SIR	SIR of 70M Euro
AWAC	Global Liability	1 July 2015 — 30 Jun 2016	18.75% of policy limits: 15M Euro 80M XS SIR	SIR of 70M Euro
Zurich	Global Liability	1 July 2015 — 30 Jun 2016	31.25% of policy limits: 25M Euro 80M XS SIR	SIR of 70M Euro
Markel	Global Liability	1 July 2015 — 30 Jun 2016	6.25% of policy limits: 5M Euro 80M XS SIR	SIR of 70M Euro
Zurich	Global EPL	1 July 2015 — 31 December 2015	15M USD	SIR $250k USD/claim
Allianz Global Corporate & Specialty SE	Global Crime	1 July 2015— 30 June 2016	5M USD	SIR $250k USD/loss
Swiss Re	Global D&O	1 January 2014 — 31 December 2015	$25M Euro part of $100M Euro XS $25M retention.	N/A

Insurer	Policy Type	Policy Period	Policy Limits/Sublimits	Policy Deductibles/Self- Insured Retentions
Allianz	Global D&O	1 January 2014 — 31 December 2015	$25M Euro part of $100M Euro XS $25M retention.	N/A
Zurich	Global D&O	1 January 2014 — 31 December 2015	$25M Euro part of $100M Euro XS $25M retention.	N/A
AXA Corporate Solutions Assurance	Global D&O	1 January 2014 — 31 December 2015	$25M Euro part of $100M Euro XS $25M retention. AXA provides $500,000 local coverage subject to retentions	N/A
Allianz	Global Pollution	1 July 2015 — 30 Jun 2018	10M Euro	$1M/loss
AIG	Business Travel Accident	1 July 2015 — 30 June 2016	1M USD maximum per employee	N/A
Hartford Fire Insurance Company	Commercial Crime	1 July 2015 — 1 July 2018	1M USD	N/A

Schedule 4.21

Intellectual Property

•                  Settlement and License Agreement, dated July 25, 2014, by and among Boehringer Ingelheim Pharma GmbH & Co. KG, Boehringer Ingelheim International GmbH, Boehringer Ingelheim Pharmaceuticals, Inc. and Kremers Urban Pharmaceuticals Inc. (relating to Boehringer Ingelheim Pharma GmbH & Co. KG v. Kremers Urban Pharmaceuticals Inc., No. 1:13-cv-01580 (D.N.J. March 14, 2013) (Aspirin/Dipyridamole))

•                  Settlement and License Agreement, dated September 26, 2013, by and among AbbVie Inc., AbbVie Respiratory LLC and Kremers Urban Pharmaceuticals Inc. (relating to AbbVie Inc. v. Kremers Urban Pharmaceuticals Inc., No. 12-703 (D. Del. June 2012) (Niacin XR))

•                  Settlement Agreement and Mutual Release, dated April 22, 2013, between aaiPharma Litigation LLC and Kremers Urban Pharmaceuticals Inc. (relating to aaiPharma Litigation LLC v. Kremers Urban Development Co., No. 02-CV-9628, 2006 WL 3096026 (S.D.N.Y. Oct. 31, 2006) (U.S. Patents Nos. 6,268,385 and 6,326,384))

•                  Complaint, AstraZeneca AB v. Kremers Urban Pharmaceuticals Inc., No. 3:13-CV-07299- JAP-TJB (D.N.J. Dec. 5, 2013)

Schedule 5.11

Post-Closing Deliverables

1.              Borrower shall cause to be delivered to the Administrative Agent within 90 days after the Closing Date (unless extended by the Administrative Agent in its reasonable discretion), insurance certificates and endorsements.

2.              Borrower shall obtain or caused to be delivered to the Administrative Agent, as applicable, within 120 days after the Closing Date (unless waived or extended by the Administrative Agent in its sole discretion), to the extent such requirement has not been waived by the Administrative Agent in its sole discretion, the following with respect to the owned real property situated at 1000 West D Avenue and 1100 West A Avenue, Seymour, Indiana 47274.

i.                  a Mortgage with such changes as may be necessary or desirable to comply with the law of the jurisdiction in which such Mortgage is to be filed, executed and delivered by a duly authorized officer of the party signatory thereto;

ii.               an irrevocable written commitment to issue a mortgagee’s title policy or marked up unconditional binder for such insurance dated as of the date the applicable Mortgage is recorded. Each such policy shall (a) be in the amount of 100% of fair market value (as determined by the Borrower in good faith whose determination shall be conclusive) of such property; (b) be in a form reasonably approved by the Collateral Agent and insure that the Mortgage insured thereby creates a valid Lien on such properties encumbered thereby free and clear of all defects and encumbrances, except as may be approved by the Administrative Agent, and except for Liens permitted by this Agreement (including Permitted Liens); (c) be issued by First American Title Insurance Company, Chicago Title Insurance Company, Stewart Title Guaranty Company, Fidelity National Title Insurance Company or other such nationally recognized title insurance company reasonably satisfactory to the Collateral Agent; (d) name the Collateral Agent as the insured thereunder; and (e) contain such endorsements and affirmative coverage, as reasonably requested by the Administrative Agent to the extent available at commercially reasonable rates. The Collateral Agent shall have received evidence that all premiums in respect of each such policy, and all charges for mortgage recording tax, if any, have been paid;

iii.            new ALTA surveys (or existing surveys together with affidavits of no-change to the title insurance company in lieu thereof) in such form as is sufficient to cause the title insurance company to delete the standard “survey exception” from, and to issue survey related endorsements to, the title insurance policies delivered with respect to such property, dated not more than 30 days prior to the Closing Date;

iv.           customary opinions of local counsel to the applicable Credit Parties with respect to the enforceability and perfection of any such mortgage or deed of trust in the states or provinces in which such fee-owned real properties are located; and

v.              if any such fee-owned real property is a Flood Hazard Property, provide to the Administrative Agent (A) the standard flood hazard determination form and (B) evidence of such flood insurance as may be required under applicable law and otherwise consistent with the requirements of Section 5.2 and naming the Administrative Agent as loss payee on behalf of the Secured Parties or evidence of such other insurance required by the Administrative Agent, acting reasonably.

Schedule 6.1(a)

Certain Indebtedness

None.

Schedule 6.2

Certain Liens

Owned Real Property

•                  The special exceptions listed on Schedule B of the Chicago Title Insurance Company, Policy No. 15-0119-72306-92286565, dated October 22, 2014, File No. 002-002-14100, attached hereto as Exhibit A.

•                  The special exceptions listed on Schedule B of the Chicago Title Insurance Company, Policy No. 15-0119-72306-93740308, dated February 27, 2015, File No. 002-002-14105, attached hereto as Exhibit B.

•                  The special exceptions listed on Schedule B of the Chicago Title Insurance Company, Policy No. 15-0119-72306-93822811, dated June 11, 2015, File No. 002-002-1530, attached hereto as Exhibit C.

Leased Real Property

•                  The Agreement and Lease, dated May 7, 1987, as amended on August 19, 1996, between Seymour Municipal Airport Authority (f/k/a Board of Aviation Commissioners of the City of Seymour, Indiana) and Central Pharmaceuticals, Inc. (Lot 28), was not executed by the Federal Aviation Administration.

•                  Deed restrictions described in Section 2.E of the Lease, dated February 18, 2015, by and between Wilhelm Realty, LLC and Kremers Urban Pharmaceuticals Inc., attached hereto as Exhibit D.

•                  Any mechanic’s or similar lien created in connection with the construction of a warehouse by F.A. Wilhelm Construction Co., Inc. on Lot 32, Freeman Municipal Airport, Seymour, Indiana.

EXHIBIT A

[Attached.]

EXHIBIT B

[Attached.]

EXHIBIT C

[Attached.]

EXHIBIT D

[Attached.]

Schedule 6.3(h)

Certain Investments

None.

Schedule 6.5(c)

Certain Restricted Payments

None.

Schedule 6.6(b)

Certain Affiliate Transactions

None.

Schedule 6.8

Non-Permitted Encumbrances

None.